UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2012

EL PASO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14365	45-3953911
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 420-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On April 16, 2012, Kinder Morgan, Inc. (“Kinder Morgan”) and El Paso Corporation (“El Paso”) issued a joint press release announcing that the tentative deadline for El Paso’s shareholders and equity award holders to elect the form of consideration they wish to receive in El Paso’s pending merger with Kinder Morgan is 5:00 p.m., New York City time, on May 23, 2012.  A copy of that joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The election deadline may be extended, in which case Kinder Morgan will issue a press release announcing the new election deadline.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                           Exhibits

99.1	Joint Press Release of Kinder Morgan, Inc. and El Paso Corporation, dated April 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2012
EL PASO CORPORATION

	By:	/s/ Robert W. Baker
		Name:	Robert W. Baker
		Title:	Executive Vice President and General
Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of Kinder Morgan, Inc. and El Paso Corporation, dated April 16, 2012.